      Student Loan Finance Corporation

      Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
       Section 21 of the Servicing Agreement (Unaudited)

      Education Loans Incorporated - 1999-1 Indenture Student Loan Asset-Backed Notes Series 1999-1, 2000-1, 2001-1, 2002-1 and 2003-1 Report for the
      Month Ended June 30, 2003

I.    Noteholder Information

A.    Identification of Notes

      Series      Description                           Cusip #         Due Date
      ----------------------------------------------------------------------------------
      1999-1A     Senior Auction Rate Notes..........   280907AP1...... December 1, 2035
      1999-1B     Senior Auction Rate Notes..........   280907AQ9...... December 1, 2035
      1999-1C     Subordinate Auction Rate Notes.....   280907AR7...... December 1, 2035
      2000-1A     Senior Auction Rate Notes..........   280907AS5...... December 1, 2035
      2000-1B     Senior Auction Rate Notes..........   280907AT3...... December 1, 2035
      2000-1C     Subordinate Auction Rate Notes.....   280907AU0...... December 1, 2035
      2001-1A     Senior Auction Rate Notes..........   280907AV8...... December 1, 2035
      2001-1B     Senior Auction Rate Notes..........   280907AW6...... December 1, 2035
      2001-1C     Subordinate Auction Rate Notes.....   280907AX4...... December 1, 2035
      2002-1A     Senior Auction Rate Notes..........   280907AY2...... December 1, 2035
      2002-1B     Senior Auction Rate Notes..........   280907AZ9...... December 1, 2035
      2002-1C     Subordinate Auction Rate Notes.....   280907BA3...... December 1, 2035
      2003-1A     Senior Auction Rate Notes..........   280907BB1...... December 1, 2035
      2003-1B     Senior Auction Rate Notes..........   280907BC9...... December 1, 2035
      2003-1C     Senior Auction Rate Notes..........   280907BD7...... December 1, 2035
      2003-1D     Subordinate Auction Rate Notes.....   280907BE5...... December 1, 2035

B.    Notification of Redemption Call of Notes

      Series 1999-1:
        None
      Series 2000-1:
        None
      Series 2001-1:
        None
      Series 2002-1:
        None
      Series 2003-1:
        None

C. Principal Outstanding - June, 2003

                         Principal            Principal             Principal             Principal
                      Outstanding,             Borrowed              Payments          Outstanding,
   Series           Start of Month         During Month          During Month          End of Month
   -------------------------------------------------------------------------------------------------
   Series 1999-1:
     1999-1A        $78,000,000.00                $0.00                 $0.00       $ 78,000,000.00
     1999-1B         39,000,000.00                 0.00                  0.00         39,000,000.00
     1999-1C          9,300,000.00                 0.00                  0.00          9,300,000.00
                  ----------------------------------------------------------------------------------
     Total          126,300,000.00                 0.00                  0.00        126,300,000.00
                  ----------------------------------------------------------------------------------
   Series 2000-1:
     2000-1A         54,100,000.00                 0.00                  0.00         54,100,000.00
     2000-1B         54,100,000.00                 0.00                  0.00         54,100,000.00
     2000-1C         22,000,000.00                 0.00                  0.00         22,000,000.00
                  ----------------------------------------------------------------------------------
     Total          130,200,000.00                 0.00                  0.00        130,200,000.00
                  ----------------------------------------------------------------------------------
   Series 2001-1:
     2001-1A         79,000,000.00                 0.00                  0.00         79,000,000.00
     2001-1B         79,000,000.00                 0.00                  0.00         79,000,000.00
     2001-1C         23,800,000.00                 0.00                  0.00         23,800,000.00
                  ----------------------------------------------------------------------------------
     Total          181,800,000.00                 0.00                  0.00        181,800,000.00
                  ----------------------------------------------------------------------------------
   Series 2002-1:

     2002-1A         82,700,000.00                 0.00                  0.00         82,700,000.00
     2002-1B         82,700,000.00                 0.00                  0.00         82,700,000.00
     2002-1C         24,500,000.00                 0.00                  0.00         24,500,000.00
                  ----------------------------------------------------------------------------------
     Total          189,900,000.00                 0.00                  0.00        189,900,000.00
                  ----------------------------------------------------------------------------------
   Series 2003-1:

     2003-1A         70,000,000.00                 0.00                  0.00         70,000,000.00
     2003-1B         70,000,000.00                 0.00                  0.00         70,000,000.00
     2003-1C         69,000,000.00                 0.00                  0.00         69,000,000.00
     2003-1D         30,500,000.00                 0.00                  0.00         30,500,000.00
                  ----------------------------------------------------------------------------------
     Total          239,500,000.00                 0.00                  0.00        239,500,000.00
                  ----------------------------------------------------------------------------------
   Totals          $867,700,000.00                $0.00                 $0.00       $867,700,000.00
                  ==================================================================================

D. Accrued Interest Outstanding - June, 2003

                  Accrued Interest             Interest              Interest      Accrued Interest             Interest
                      Outstanding,              Accrued              Payments          Outstanding,           Rate As Of
   Series           Start of Month         During Month          During Month          End of Month         End Of Month
   ----------------------------------------------------------------------------------------------------------------------
   Series 1999-1:
     1999-1A           $ 11,353.34          $ 83,069.99           $ 79,473.33            $14,950.00             1.15000%
     1999-1B              5,763.34            42,054.99             40,343.33              7,475.00             1.15000%
     1999-1C              1,426.68            10,446.32              9,982.00              1,891.00             1.22000%
                  ----------------------------------------------------------------------------------
     Total               18,543.36           135,571.30            129,798.66             24,316.00
                  ----------------------------------------------------------------------------------
   Series 2000-1:
     2000-1A             19,686.39            56,714.83             55,121.89             21,279.33             1.18000%
     2000-1B              5,905.92            57,624.02             55,121.89              8,408.05             1.11900%
     2000-1C              8,433.33            24,713.33             23,613.33              9,533.33             1.30000%
                  ----------------------------------------------------------------------------------
     Total               34,025.64           139,052.18            133,857.11             39,220.71
                  ----------------------------------------------------------------------------------
   Series 2001-1:
     2001-1A             68,993.33            85,671.11             80,492.22             74,172.22             1.30000%
     2001-1B             48,870.28            84,573.88             80,492.22             52,951.94             1.27000%
     2001-1C             22,213.33            28,110.45             25,915.56             24,408.22             1.42000%
                  ----------------------------------------------------------------------------------
     Total              140,076.94           198,355.44            186,900.00            151,532.38
                  ----------------------------------------------------------------------------------
   Series 2002-1:
     2002-1A              6,018.72            88,810.61             84,262.11             10,567.22             1.15000%
     2002-1B             69,215.31            91,429.44             84,262.11             76,382.64             1.33000%
     2002-1C             21,913.89            28,923.62             26,677.78             24,159.73             1.42000%
                  ----------------------------------------------------------------------------------
     Total               97,147.92           209,163.67            195,202.00            111,109.59
                  ----------------------------------------------------------------------------------
   Series 2003-1:
     2003-1A             40,600.00            74,900.00             71,050.00             44,450.00             1.27000%
     2003-1B             23,100.00            74,433.34             71,866.67             25,666.67             1.20000%
     2003-1C              5,021.67            74,098.33             70,303.33              8,816.67             1.15000%
     2003-1D             45,072.23            36,006.94             51,002.78             30,076.39             1.42000%
                  ----------------------------------------------------------------------------------
     Total              113,793.90           259,438.61            264,222.78            109,009.73
                  ----------------------------------------------------------------------------------
   Totals              $403,587.76          $941,581.20           $909,980.55           $435,188.41
                  ==================================================================================

E.    Net Loan Rates for Next Interest Period

                      Interest Period
      Series            Starting Date     Net Loan Rate
      --------------------------------------------------
      Series 1999-1:
        1999-1A             20-Aug-03             6.28%
        1999-1B             20-Aug-03             6.28%
        1999-1C             20-Aug-03             6.06%
      Series 2000-1:
        2000-1A             13-Aug-03             6.30%
        2000-1B             21-Aug-03             6.33%
        2000-1C             13-Aug-03             6.08%
      Series 2001-1:
        2001-1A             31-Jul-03             6.26%
        2001-1B             07-Aug-03             6.19%
        2001-1C             31-Jul-03             6.07%
      Series 2002-1:
        2002-1A             25-Jul-03             6.23%
        2002-1B             01-Aug-03             6.10%
        2002-1C             01-Aug-03             6.07%
      Series 2003-1:
        2003-1A             08-Aug-03               N/A
        2003-1B             15-Aug-03               N/A
        2003-1C             25-Jul-03               N/A
        2003-1D             01-Aug-03               N/A

F.    Noteholders' Carry-Over Amounts - June, 2003

                           Carry-Over                                                       Carry-Over
                             Amounts,            Additions              Payments              Amounts,
      Series           Start of Month         During Month          During Month          End of Month
      -------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                 $0.00                $0.00                 $0.00                 $0.00
        1999-1B                  0.00                 0.00                  0.00                  0.00
        1999-1C                  0.00                 0.00                  0.00                  0.00
                       --------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                       --------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                  0.00                 0.00                  0.00                  0.00
        2000-1B                  0.00                 0.00                  0.00                  0.00
        2000-1C                  0.00                 0.00                  0.00                  0.00
                       --------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                       --------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                  0.00                 0.00                  0.00                  0.00
        2001-1B                  0.00                 0.00                  0.00                  0.00
        2001-1C                  0.00                 0.00                  0.00                  0.00
                       --------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                       --------------------------------------------------------------------------------
      Series 2002-1:
        2002-1A                  0.00                 0.00                  0.00                  0.00
        2002-1B                  0.00                 0.00                  0.00                  0.00
        2002-1C                  0.00                 0.00                  0.00                  0.00
                       --------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                       --------------------------------------------------------------------------------
      Series 2003-1:
        2003-1A                  0.00                 0.00                  0.00                  0.00
        2003-1B                  0.00                 0.00                  0.00                  0.00
        2003-1C                  0.00                 0.00                  0.00                  0.00
        2003-1D                  0.00                 0.00                  0.00                  0.00
                       --------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                       --------------------------------------------------------------------------------
      Totals                    $0.00                $0.00                 $0.00                 $0.00
                       ================================================================================

G.    Noteholders' Accrued Interest on Carry-Over Amounts - June, 2003

                              Accrued             Interest              Interest               Accrued
                            Interest,              Accrued              Payments             Interest,
      Series           Start of Month         During Month          During Month          End of Month
      -------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                 $0.00                $0.00                 $0.00                 $0.00
        1999-1B                  0.00                 0.00                  0.00                  0.00
        1999-1C                  0.00                 0.00                  0.00                  0.00
                       --------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                       --------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                  0.00                 0.00                  0.00                  0.00
        2000-1B                  0.00                 0.00                  0.00                  0.00
        2000-1C                  0.00                 0.00                  0.00                  0.00
                       --------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                       --------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                  0.00                 0.00                  0.00                  0.00
        2001-1B                  0.00                 0.00                  0.00                  0.00
        2001-1C                  0.00                 0.00                  0.00                  0.00
                       --------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                       --------------------------------------------------------------------------------
      Series 2002-1:
        2002-1A                  0.00                 0.00                  0.00                  0.00
        2002-1B                  0.00                 0.00                  0.00                  0.00
        2002-1C                  0.00                 0.00                  0.00                  0.00
                       --------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                       --------------------------------------------------------------------------------
      Series 2003-1:
        2003-1A                  0.00                 0.00                  0.00                  0.00
        2003-1B                  0.00                 0.00                  0.00                  0.00
        2003-1C                  0.00                 0.00                  0.00                  0.00
        2003-1D                  0.00                 0.00                  0.00                  0.00
                       --------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                       --------------------------------------------------------------------------------
      Totals                    $0.00                $0.00                 $0.00                 $0.00
                       ================================================================================

II.   Fund Information

A.    Reserve Funds - June, 2003


                                                                         Amount
                                                                ----------------
      Balance, Start of Month..................................   $13,015,500.00
      Additions During Month (From Issuance of Notes)..........             0.00
      Less Withdrawals During Month............................             0.00
                                                                ----------------
      Balance, End of Month....................................   $13,015,500.00
                                                                ================

B.    Capitalized Interest Accounts - June, 2003

                                                                        Amount
                                                                ---------------
      Balance, Start of Month..................................           $0.00
      Additions During Month (From Issuance of Notes)..........            0.00
      Less Withdrawals During Month............................            0.00
                                                                ---------------
      Balance, End of Month....................................           $0.00
                                                                ===============

C.    Acquisition Accounts - June, 2003
                                                                        Amount
                                                                ---------------
      Balance, Start of Month..................................  $25,487,159.99
      Additions During Month:
        Acquisition Funds from Note Issuance...................            0.00
        Recycling from Surplus Funds...........................   10,000,000.00
      Less Withdrawals for Initial Purchase of Eligible Loans:
        Principal Acquired.....................................            0.00
        Accrued Income.........................................            0.00
        Premiums and Related Acquisition Costs.................            0.00
      Less Withdrawals for Eligible Loans:

        Total Principal Acquired...............................  (19,492,680.74)
        Origination Fees Charged...............................        2,486.56
        Premiums and Related Acquisition Costs.................     (256,871.53)
                                                                ---------------
        Net Costs of Loans Acquired............................  (19,747,065.71)
                                                                ---------------
      Balance, End of Month....................................  $15,740,094.28
                                                                ===============

D.   Alternative Loan Guarantee Accounts - June, 2003

                                                                         Amount
                                                                 --------------
     Balance, Start of Month....................................  $4,495,686.88
     Additions During Month (Initial Purchase of Student Loans).           0.00
     Guarantee Fees Received (Refunded) During Month............     118,372.58
     Interest Received During Month.............................       3,724.61
     Other Additions During Month...............................       8,833.81
     Less Withdrawals During Month for Default Payments.........    (386,970.11)
                                                                 ---------------
     Balance, End of Month......................................  $4,239,647.77
                                                                 ===============

III. Student Loan Information

A.   Student Loan Principal Outstanding - June, 2003

                                                                       Amount
                                                               ---------------
     Balance, Start of Month.................................. $785,486,468.93
     Initial Purchase of Eligible Loans.......................            0.00
     Loans Purchased / Originated.............................   19,492,680.74
     Capitalized Interest.....................................    2,807,036.81
     Less Principal Payments Received.........................   (7,932,722.28)
     Less Defaulted Alternative Loans Transferred.............     (373,276.22)
     Other Increases (Decreases)..............................      (12,725.15)
                                                               ---------------
     Balance, End of Month.................................... $799,467,462.83
                                                               ===============

B. Composition of Student Loan Portfolio as of June 30, 2003

                                                                        Amount
                                                              -----------------
      Aggregate Outstanding Principal Balance................  $799,467,462.83
      Number of Borrowers....................................          106,415
      Average Outstanding Principal Balance Per Borrower.....  $         7,513
      Number of Loans (Promissory Notes).....................          234,955
      Average Outstanding Principal Balance Per Loan.........  $         3,403
      Weighted Average Interest Rate.........................             4.36%

C. Distribution of Student Loan Portfolio by Loan Type as of June 30, 2003

                                                 Outstanding
                                                   Principal
      Loan Type                                      Balance        Percent
      ----------------------------------------------------------------------
      Stafford - Subsidized.............     $250,487,885.35          31.3%
      Stafford - Unsubsidized...........      189,848,540.92          23.7%
      Stafford - Nonsubsidized..........           13,303.24           0.0%
      PLUS..............................       47,338,737.01           5.9%
      SLS...............................           75,629.08           0.0%
      Consolidation.....................      118,484,040.97          14.8%
      Alternative.......................      193,219,326.26          24.2%
                                           ---------------------------------
      Total.............................     $799,467,462.83         100.0%
                                           =================================

D. Distribution of Student Loan Portfolio by Interest Rate as of June 30, 2003

                                            Outstanding
                                              Principal
      Interest Rate                             Balance      Percent
      ---------------------------------------------------------------
      Less Than 3.00%................   $          0.00         0.0%
      3.00% to 3.49%.................   $230,665,284.50        28.9%
      3.50% to 3.99%.................   $ 80,775,444.07        10.1%
      4.00% to 4.49%.................   $206,626,230.38        25.8%
      4.50% to 4.99%.................   $148,684,466.46        18.6%
      5.00% to 5.49%.................   $ 57,454,616.60         7.2%
      5.50% to 5.99%.................   $  5,796,316.01         0.7%
      6.00% to 6.49%.................   $ 24,314,922.49         3.0%
      6.50% to 6.99%.................   $ 14,291,675.26         1.8%
      7.00% to 7.49%.................   $  9,212,368.58         1.2%
      7.50% to 7.99%.................   $  6,323,005.88         0.8%
      8.00% to 8.49%.................   $  8,854,421.61         1.1%
      8.50% or Greater...............   $  6,465,710.99         0.8%
                                       ------------------------------
      Total..........................   $799,464,462.83       100.0%
                                       ==============================

E. Distribution of Student Loan Portfolio by Borrower Payment Status as of June 30, 2003

                                                Outstanding
                                                  Principal
      Borrower Payment Status                       Balance      Percent
      -------------------------------------------------------------------
      School.........................       $211,183,291.63        26.4%
      Grace..........................         43,710,375.30         5.5%
      Repayment......................        425,492,140.38        53.2%
      Deferment......................         93,512,288.27        11.7%
      Forbearance....................         25,569,367.25         3.2%
                                          -------------------------------
      Total..........................       $799,467,462.83       100.0%
                                          ===============================

F. Distribution of Student Loan Portfolio by Delinquency Status as of June 30, 2003

                                                           Percent by Outstanding Balance
                                                        -----------------------------------------
                                            Outstanding          Excluding
                                              Principal       School/Grace          All Loans in
      Delinquency Status                        Balance       Status Loans             Portfolio
      -------------------------------------------------------------------------------------------
      31 to 60 Days.................     $16,860,040.72               3.1%                  2.1%
      61 to 90 Days.................       9,564,020.40               1.8%                  1.2%
      91 to 120 Days................       7,513,053.21               1.4%                  0.9%
      121 to 180 Days...............       8,255,232.12               1.5%                  1.0%
      181 to 270 Days...............      10,348,306.26               1.9%                  1.3%
      Over 270 Days.................       1,654,738.17               0.3%                  0.2%
      Claims Filed, Not Yet Paid....       1,632,602.38               0.3%                  0.2%
                                       ----------------------------------------------------------
      Total.........................     $55,827,993.26              10.3%                  7.0%
                                       ==========================================================

G. Distribution of Student Loan Portfolio by Guarantee Status as of June 30,
   2003

                                                     Outstanding
                                                       Principal
      Guarantee Status                                   Balance     Percent
      -----------------------------------------------------------------------
      FFELP Loan Guaranteed 100%.............    $  1,034,989.82        0.1%
      FFELP Loan Guaranteed 98%..............     605,213,146.75       75.7%
      Alternative Loans Non-Guaranteed.......     193,219,326.26       24.2%
                                               ------------------------------
      Total..................................    $799,467,462.83      100.0%
                                               ==============================

H. Distribution of Student Loan Portfolio by Guarantee Agency as of June 30,
   2003

                                                        Outstanding
                                                          Principal
      Guarantee Agency                                      Balance    Percent
      -------------------------------------------------------------------------
      Education Assistance Corporation............. $424,293,945.12      53.1%
      Great Lakes Higher Education Corporation.....  139,450,107.63      17.4%
      California Student Aid Commission............    8,487,035.87       1.1%
      Student Loans of North Dakota................   10,935,708.40       1.4%
      Texas GSLC...................................    3,442,404.00       0.4%
      Pennsylvania Higher Education Assistance
       Agency......................................    4,294,377.47       0.5%
      United Student Aid Funds, Inc................    7,233,012.37       0.9%
      Other Guarantee Agencies.....................    8,111,545.71       1.0%
      Alternative Loans Non-Guaranteed.............  193,219,326.26      24.2%
                                                   ----------------------------
      Total........................................ $799,467,462.83     100.0%
                                                   ============================

I.    Fees and Expenses Accrued For / Through  June, 2003

                                                                 For The 6
                                                              Months Ended
                                          June, 2003         June 30, 2003
                                       ------------------------------------
      Servicing Fees...............      $699,534.03         $3,481,743.19
      Treas Mgmt / Lockbox Fees....        12,882.47             74,247.42
      Indenture Trustee Fees.......        17,922.90             88,503.52
      Broker / Dealer Fees.........       130,874.99            789,612.45
      Auction Agent Fees...........        10,846.25             63,269.41
      Other Permitted Expenses.....             0.00                  0.00
                                       ------------------------------------
      Total........................      $872,060.64         $4,497,375.99
                                       ====================================

J.    Ratio of Assets to Liabilities as of June 30, 2003

                                                           Amount
                                                 -----------------
      Total Indenture Assets.................     $882,103,180.42
      Total Indenture Liabilities............      868,894,520.64
                                                 -----------------
      Ratio..................................              101.52%
                                                 =================

K.    Senior and Subordinate Percentages as of June 30, 2003

                                                                        Amount
                                                              -----------------
      Aggregate Values....................................     $882,620,692.02
                                                              =================
      Senior Notes Outstanding Plus Accrued Interest......      757,945,119.77
                                                              =================
      All Notes Outstanding Plus Accrued Interest.........      868,135,188.60
                                                              =================
      Dividend Prerequisites:

        Senior Percentage (Requirement = 112%)............              116.45%
                                                              =================
        Subordinate Percentage (Requirement = 102%).......              101.67%
                                                              =================
        Available for Dividend - Excess (Shortage)

         Over Dividend Prerequisites......................      ($2,877,200.35)
                                                              =================